Exhibit 10.4

代理协议

Proxy Agreement

本代理协议（“本协议”）由下列各方于2022年11月27日订立：

Proxy Agreement signed on November 27,2022

甲方：佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

注册地址： 辽宁省盘锦市兴隆台区赵家1-17-1号

Registration Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

乙方：在以下签字的辽宁康拜尔生物科技开发有限公司（一家依中国法设立的有限责任公司，“康拜尔生物”）的股东/所有人。

Party B: Liaoning Kangbaier Biotechnology Development Co., Ltd. (A shareholder/owner of a limited liability company established under Chinese law, "Kangbaier Biotechnology").

鉴于

A 甲方是依据中华人民共和国法律成立的，从事技术服务和商务咨询服务的外商投资有限公司。

Party A is a foreign investment limited company established in accordance with the laws of the People's Republic of China to engage in technical services and business consulting services.

B. 在本协议成立日，乙方是康拜尔生物的股东/所有人并且都合法持有康拜尔生物的股权。乙方合计持有康拜尔生物100%的股权。

On the date of the establishment of this agreement, Party B is the shareholder/owner of Kangbaier Biotechnology and legally holds equity in Kangbaier Biotechnology. Party B holds 100% of King Kangbaier Biotechnology's equity in total

C. 乙方期望授予甲方（及甲方指定或授权的人士）作为乙方代理人，于法定最长的期间内在康拜尔生物股东/所有人会议上的投票权利。

Party B expects to grant Party A (and the person designated or authorized by Party A) the right to vote at Kangbaier Biotechnology shareholders/owners meeting as the proxy of Party B for the longest legal period

鉴于此，各方达成如下协议：

In view of this, the parties reached the following agreement:

1.	乙方在此同意授权甲方不可撤销的许可，以及，在法律允许的最长期限内，行使康拜尔生物股东/所有人的投票权。甲方应当根据中国法和康拜尔生物公司章程行使该投票权。

Party B hereby agrees to authorize Party A's irrevocable license and, within the longest period permitted by law, to exercise the voting rights of Kangbaier Biotechnology shareholders/owners. Party A shall exercise the voting right in accordance with Chinese law and Kangbaier Biotechnology's articles of association

2. 甲方可以设立或修改关于如何行使乙方在此赋予的权力的相关规则。包括但不限于规定在授权，采取行动，和签署采取行动的文件时所需要的甲方董事人数或比例。甲方必须根据上述规则进行行为。

Party A can establish or modify relevant rules on how to exercise the powers granted by Party B here. Including but not limited to stipulating the number or proportion of Party A’s directors required to authorize, take action, and sign documents to take action. Party A must act in accordance with the above rules.

3. 各方在此认识到，不管公司股权有任何变化，乙方都应当授权甲方任命的人士行使所有乙方股东/所有人投票权权利；乙方不得将其在康拜尔生物中的股东/所有人权益转让给任何个人或其他公司(除非甲方或其他甲方指定的人或者实体)。 乙方了解即使双方或其中一方不再持有康拜尔生物的股权利益，其也将继续履行合同。

The parties hereby recognize that, regardless of any changes in the company’s equity, Party B should authorize the person appointed by Party A to exercise all the voting rights of Party B’s shareholders/owners; Party B shall not transfer its shareholders/owners’ rights and interests in Kangbaier Biotechnology To any individual or other company (unless Party A or other persons or entities designated by Party A). Party B understands that even if both parties or one of them no longer hold the equity interest in Kangbaier Biotechnology, they will continue to perform the contract.

4. 本协议在各方签订时生效，如果一方为非自然人的，则该方已取得其内部有权机构所有必要正式授权。

This agreement is effective when the parties are signed. If one party is not a natural person, the party has obtained all necessary formal authorizations from its internal authority

5. 乙方向甲方陈述和保证：乙方合法拥有康拜尔生物股权，并且没有任何抵押和抵押担保。除了甲方以外，乙方未有向任何人授予任何股权和作为康拜尔生物股东/所有人的，与乙方的权利一样的授权书。乙方进一步陈述和保证乙方签署或交付本协议不违反适用于乙方的法律，法规，司法决定，行政命令，仲裁裁决，合同或契约。在此认识到如果代理人撤回对相关人士的任命，代理人将在撤销任命和授权的同时，任命其他人士作为代替以便在公司股东/所有人会上行使投票权和其他权利。

Party B represents and warrants to Party A that Party B legally owns Kangbaier Biotechnology's equity and does not have any mortgage or mortgage guarantee. Except for Party A, Party B has not granted anyone any equity and power of attorney as a shareholder/owner of Kangbaier Biotechnology, which has the same rights as Party B. Party B further represents and warrants that the signing or delivery of this agreement by Party B does not violate the laws, regulations, judicial decisions, administrative orders, arbitration awards, contracts or contracts applicable to Party B. It is recognized here that if the proxy withdraws the appointment of the relevant person, the proxy will revoke the appointment and authorization while appointing another person as a substitute in order to exercise voting rights and other rights at the company's shareholders/owners meeting.

6. 除非甲方提前30天通知可以终止本协议外，本协议非经双方一致同意不得终止。

Unless Party A can terminate this agreement with 30 days' notice, this agreement shall not be terminated without the unanimous consent of both parties.

7. 本协议的任何修改和/或解除都必须采用书面形式。

Any modification and/or cancellation of this agreement must be in writing

8. 本协议的签订，效力，成立和履行适用中华人民共和国法律。

The signing, validity, establishment and performance of this agreement shall be governed by the laws of the People’s Republic of China

9. 本协议一式七份，每一方持有一份，每一份都具有同等效力。

This agreement is in seven copies, each party holds one copy, and each copy has the same effect.

10. 如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日后达成一致，应提交中国国际经济贸易仲裁委员会，由该会依据其届时有效的仲裁规则进行仲裁。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是具有终局效力，能够在具有管辖权的任何法院执行。

If a dispute occur due to this agreement, both parties agree to resolve it through negotiation. If the two parties cannot reach an agreement after 45 days of negotiation, they should submit it to the China International Economic and Trade Arbitration Commission, which will conduct arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in the arbitration shall be Chinese. The arbitration award is final and can be enforced in any court with jurisdiction

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Signature page only

本协议各方或者其授权代表签署本协议

The parties to this agreement or their authorized representatives sign this agreement

甲方：佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

法定代表人/或被授权人(签字)：

Legal representative/Authorized Representative: (signature)

姓名：王增文

Name: Wang Zeng Wen

乙方:

Party B:

______________________________

孙秀芝Sun Xiu Zhi

中华人民共和国身份证号：211321195609273844

China ID card No.211321195609273844

______________________________

李静Li Jing

中华人民共和国身份证号：210711197902204028

China ID card No.210711197902204028

______________________________

李莹Li Ying

中华人民共和国身份证号：21092119811107216X

China ID card No.21092119811107216X

______________________________

苑晓燕Yuan Xiao Yan

中华人民共和国身份证号：130634198811023583

China ID card No.130634198811023583

______________________________

李杰Li Jie

中华人民共和国身份证号：370686200104227924

China ID card No.370686200104227924

______________________________

孙天柱Sun Tian Zhu

中华人民共和国身份证号：150426198704251559

China ID card No.150426198704251559

_______________________________________

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